EXHIBIT 10.5
                    SUPERHOLDCO PLEDGE AND SECURITY AGREEMENT

     This SUPERHOLDCO PLEDGE AND SECURITY AGREEMENT, dated as of December 22, 2004 (as amended, supplemented, amended and restated or otherwise modified from time to time, this "Pledge and Security Agreement"), is made by AMH HOLDINGS, INC., a Delaware corporation (the "Pledgor"), in favor of UBS AG, STAMFORD BRANCH, as the administrative agent (together with its successor(s) thereto, in such capacity the "Administrative Agent") for each of the Secured Parties.

                              W I T N E S S E T H :
                              - - - - - - - - - -

     WHEREAS, pursuant to the Second Amended and Restated Credit Agreement, dated as of December 22, 2004 and, as further amended, supplemented, amended and restated or otherwise modified from time to time the "Credit Agreement", among Associated Materials Incorporated as U.S. Borrower, Gentek Building Products Limited, as Canadian Borrower, Associated Material Holdings Inc., the Pledgor, the various financial institutions and other Persons as are or may become parties thereto, as the Lenders, UBS AG, Stamford Branch, as the U.S. Administrative Agent, Canadian Imperial Bank of Commerce, as the Canadian Administrative Agent, Citigroup Global Markets Inc., as the Syndication Agent, General Electric Capital Corporation and National City Bank, as the Co-Documentation Agents, and Citigroup Global Markets Inc. and UBS Securities LLC, as the Joint Lead Arrangers, the Lenders and the Issuers have extended Commitments to make Credit Extensions to the Borrowers; and

     WHEREAS, as a condition precedent to the effectiveness of the Amendment Agreement, the Pledgor is required to execute and deliver this Pledge and Security Agreement;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Pledgor agrees, for the benefit of each Secured Party, as follows:

                                    ARTICLE I

                                   DEFINITIONS


     SECTION 1.1. Certain Terms. The following terms (whether or not underscored) when used in this Pledge and Security Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

          "Administrative Agent" is defined in the preamble.

          "Bank" is defined in the Deposit Account Control Agreement.

          "Collateral" is defined in Section 2.1.

          "Control" means, in the case of the Deposit Account, "control" as such term is defined in Section 9-104 of the UCC.
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          "Credit Agreement" is defined in the first recital.

          "Deposit Account Control Agreement" means an agreement substantially in the form annexed hereto as Exhibit II or such other agreement as is reasonably acceptable to the U.S. Administrative Agent or such other form acceptable to the Administrative Agent.

          "Deposit Account" shall mean with respect to the Pledgor, (i) a "deposit account" as such term is defined in the UCC and (ii) all cash, funds, checks, notes and instruments from time to time on deposit in the account described in clause (i) of this definition.

          "Distributions" means all non cash dividends paid on Capital Stock, liquidating dividends paid on Capital Stock, shares of Capital Stock resulting from (or in connection with the exercise of) stock splits, reclassifications, warrants, options, non cash dividends, mergers, consolidations, and all other distributions (whether similar or dissimilar to the foregoing) on or with respect to any Capital Stock constituting Collateral, but excluding Dividends.

          "Dividends" means cash dividends and cash distributions with respect to any Capital Stock constituting Collateral that are not a liquidating dividend.

          "Event of Default" is defined in the Credit Agreement.

          "Pledgor" is defined in the preamble.

          "Pledge and Security Agreement" is defined in the preamble.

          "Securities Act" is defined in clause (a) of Section 6.2.

     SECTION 1.2. Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Pledge and Security Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

     SECTION 1.3. UCC Definitions. Unless otherwise defined herein or in the Credit Agreement or the context otherwise requires, terms for which meanings are provided in the UCC are used in this Pledge and Security Agreement (whether or not capitalized herein), including its preamble and recitals, with such meanings.

                                   ARTICLE II

                                SECURITY INTEREST


     SECTION 2.1. Grant of Security Interest. The Pledgor hereby assigns, pledges, hypothecates, charges, mortgages, delivers and transfers to the Administrative Agent, for its benefit and the ratable benefit of each other Secured Party, and hereby grants to the Administrative Agent, for its benefit and the ratable benefit of each other Secured Party, a continuing security interest in all of the Pledgor's right, title and interest in the following

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property, whether tangible or intangible, whether now or hereafter existing, owned or acquired by the Pledgor, and wherever located (collectively, the "Collateral"):

         (a) all investment property in which the Pledgor has an interest (including the Capital Stock of each issuer of such Capital Stock described in Schedule I hereto),

         (b) all other Capital Stock which are interests in limited liability companies or partnerships in which the Pledgor has an interest (including the Capital Stock of each issuer of such Capital Stock described in
     Schedule I hereto); and

         (c)  all Deposit Accounts established for purposes of Section 4.5;

in each case together with Dividends and Distributions payable in respect of the Collateral described in the foregoing clauses (a) and (b).

     SECTION 2.2. Security for Obligations. This Pledge and Security Agreement and the Collateral in which the Administrative Agent for the benefit of the Secured Parties is granted a security interest hereunder by the Pledgor secure the payment of all Obligations now or hereafter existing.

     SECTION 2.3. Pledgor Remains Liable. Anything herein to the contrary notwithstanding

         (a) the Pledgor will remain liable under the contracts and agreements, included in or relating to the Collateral to the extent set forth therein, and will perform all of its duties and obligations under such contracts and agreements to the same extent as if this Pledge and Security Agreement had not been executed;

         (b) the exercise by the Administrative Agent of any of its rights hereunder will not release the Pledgor from any of its duties or obligations under any such contracts or agreements relating to the Collateral; and

         (c) no Secured Party will have any obligation or liability under any contracts or agreements, included in or relating to the Collateral by reason of this Pledge and Security Agreement, nor will any Secured Party be obligated to perform any of the obligations or duties of the Pledgor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

     SECTION 2.4. Dividends. In the event that any Dividend with respect to any Capital Stock pledged hereunder is permitted to be paid (in accordance with the Credit Agreement), such Dividend or payment may be paid directly to the Pledgor. If any Dividend or payment is paid in contravention of the Credit Agreement, the Pledgor shall hold the same segregated and in trust for the Administrative Agent until paid to the Administrative Agent in accordance with Section 4.5 hereto.

     SECTION 2.5. Security Interest Absolute, etc. This Pledge and Security Agreement shall in all respects be a continuing, absolute, unconditional and irrevocable grant of security interest, and shall remain in full force and effect until the Termination Date. All rights of the

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Secured Parties and the security interests granted to the Administrative Agent
(for its benefit and the ratable benefit of each other Secured Party) hereunder, and all obligations of the Pledgor hereunder, shall, in each case, be absolute, unconditional and irrevocable irrespective of:

         (a) any lack of validity, legality or enforceability of any Loan Document;

         (b) the failure of any Secured Party to assert any claim or demand or to enforce any right or remedy against any Obligor or any other Person (including any other Guarantor) under the provisions of any Loan Document or otherwise;

         (c) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Obligations, or any other extension, compromise or renewal of any Obligation;

         (d) any reduction, limitation, impairment or termination of any Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and the Pledgor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Obligations or otherwise;

         (e) any amendment to, rescission, waiver or other modification of, or any consent to or departure from, any of the terms of any Loan Document;

         (f) any addition, exchange or release of any collateral or of any Person that is (or will become) a guarantor (including the Pledgor) of the Obligations, or any surrender or non perfection of any collateral, or any amendment to or waiver or release or addition to, or consent to or departure from, any other guaranty held by any Secured Party securing any of the Obligations; or

         (g) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, any Obligor, any surety or any guarantor.

     SECTION 2.6. Postponement of Subrogation. The Pledgor agrees that prior to the Termination Date it will not exercise any rights which it may acquire by way of rights of subrogation under any Loan Document to which it is a party. The Pledgor shall not seek or be entitled to seek any contribution or reimbursement from any Obligor, in respect of any payment made under any Loan Document or otherwise, until following the Termination Date. Any amount paid to the Pledgor on account of any such subrogation rights prior to the Termination Date shall be held in trust for the benefit of the Secured Parties and shall immediately be paid and turned over to the Administrative Agent for the benefit of the Secured Parties in the exact form received by the Pledgor (duly endorsed in favor of the Administrative Agent, if required), to be credited and applied against the Obligations, whether matured or unmatured, in accordance with Section 6.1; provided that if the Pledgor has made payment to the Secured Parties of all or any part of the Obligations and the Termination Date has occurred, then at the Pledgor's request, the Administrative Agent (on behalf of the Secured Parties) will, at the expense of the Pledgor, execute and deliver to the Pledgor appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to the Pledgor of an

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interest in the Obligations resulting from such payment. In furtherance of the foregoing, at all times prior to the Termination Date, the Pledgor shall refrain from taking any action or commencing any proceeding against any Obligor (or its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in respect of payments made under this Pledge and Security Agreement to any Secured Party.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES


     In order to induce the Secured Parties to make Credit Extensions under the Credit Agreement, and to induce the Secured Parties to enter into Rate Protection Agreements, the Pledgor represents and warrants to each Secured Party as set forth below.

     SECTION 3.1. As to Capital Stock of Subsidiaries. With respect to any Subsidiary of the Pledgor that is

         (a) a corporation, business trust, joint stock company or similar Person, all Capital Stock issued by such Subsidiary is duly authorized and validly issued, fully paid and non assessable; and

         (b) a partnership or limited liability company, no Capital Stock issued by such Subsidiary (i) is dealt in or traded on securities exchanges or in securities markets, (ii) is expressly provided in such Subsidiary's Organic Documents to be a security governed by Article 8 of the UCC or
     (iii) is held in a securities account.

The percentage of the issued and outstanding Capital Stock of each Subsidiary pledged by the Pledgor hereunder is as set forth on Schedule I hereto. On the Closing Date, the Pledgor has no direct Subsidiary other than Holdings.

     SECTION 3.2. Ownership, No Liens, etc. The Pledgor is the legal and beneficial owner of, and has good and marketable title to (and has full right and authority to pledge and assign) the Collateral free and clear of any Lien, except for Liens created by this Pledge and Security Agreement or otherwise permitted by the Credit Agreement.

     SECTION 3.3. Valid Security Interest. The execution and delivery of this Pledge and Security Agreement, together with the delivery of such Collateral to the Administrative Agent, is effective to create a valid, perfected, first-priority security interest in such Collateral and all proceeds thereof, securing the Obligations. Possession by the Administrative Agent of the Collateral is sufficient to perfect or protect such security interest in the Collateral.

     SECTION 3.4. Authorization, Approval, etc. Except as have been obtained or made and are in full force and effect, no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority is required either

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         (a)  for the grant by the Pledgor of the security interest granted hereby, the pledge by the Pledgor of any Collateral pursuant hereto or for the execution, delivery and performance of this Pledge and Security Agreement by the Pledgor;

         (b) for the perfection of or the exercise by the Administrative Agent of its rights and remedies hereunder; or

         (c) for the exercise by the Administrative Agent of the voting or other rights provided for in this Pledge and Security Agreement, except (i) as may be required in connection with a disposition of such securities by laws affecting the offering and sale of securities generally, the remedies in respect of the Collateral pursuant to this Pledge and Security Agreement and (ii) any "change of control" or similar filings required by state licensing agencies.

     SECTION 3.5. Deposit Accounts. On the date hereof the Pledgor has neither opened nor maintains any Deposit Accounts. The Pledgor shall not hereafter establish and maintain any Deposit Account for purposes of Section 4.5 unless
(1) such Bank shall be acceptable to the Administrative Agent in its sole judgment and (2) such Bank and the Pledgor shall have duly executed and delivered to the Administrative Agent a Deposit Account Control Agreement with respect to such Deposit Account. Each Pledgor agrees that at the time it establishes any such Deposit Accounts it shall enter into a duly authorized, executed and delivered Deposit Account Control Agreement with respect to such Deposit Account. The Pledgor shall not grant Control of any such Deposit Account to any person other than the Administrative Agent.

                                   ARTICLE IV

                                    COVENANTS


     The Pledgor covenants and agrees that, until the Termination Date, the Pledgor will perform, comply with and be bound by the obligations set forth below.

     SECTION 4.1. Capital Stock of Subsidiaries. The Pledgor will not allow any of its Subsidiaries that is:

         (a) a corporation, business trust, joint stock company or similar Person, to issue uncertificated securities; and

         (b) a partnership or limited liability company, to (i) issue Capital Stock that is to be dealt in or traded on securities exchanges or in securities markets, (ii) expressly provide in its Organic Documents that its Capital Stock is a security governed by Article 8 of the UCC, or (iii) place such Subsidiary's Capital Stock in a securities account;

unless, in each case, all actions are taken to grant to the Administrative Agent a perfected first priority security interest in such Collateral.

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     SECTION 4.2. Stock Powers, etc. The Pledgor agrees that all certificated securities delivered by the Pledgor pursuant to this Pledge and Security Agreement will be accompanied by duly executed undated blank stock powers, or other equivalent instruments of transfer acceptable to the Administrative Agent.

     SECTION 4.3. Continuous Pledge, etc.

     (a) Subject to the Credit Agreement, the Pledgor will, at all times, keep pledged to the Administrative Agent pursuant hereto, on a first-priority, perfected basis all investment property constituting Collateral and, to the extent required under the Credit Agreement, all Dividends and Distributions with respect thereto and all other Collateral and other securities, instruments, proceeds, and rights from time to time received by or distributable to the Pledgor in respect of any Collateral, and will not permit Holdings to issue any Capital Stock which shall not have been immediately duly pledged hereunder on a first priority perfected basis.

     (b) The Pledgor will not sell, assign, transfer, pledge, or encumber in any other manner the Collateral (except in favor of the Administrative Agent hereunder) to the extent prohibited under the Credit Agreement. The Pledgor will warrant and defend the right and title herein granted unto the Administrative Agent in and to the Collateral (and all right, title, and interest represented by the Collateral) against the claims and demands of all Persons whomsoever.

     SECTION 4.4. Voting Rights; Dividends, etc. The Pledgor agrees:


          (a) promptly upon receipt of notice of the occurrence and continuance of an Event of Default from the Administrative Agent and upon request therefor by the Administrative Agent (although no such request shall be required if an Event of Default under Section 8.1.9 of the Credit Agreement has occurred and is continuing), so long as such Event of Default shall continue, to deliver (properly endorsed where required hereby or requested by the Administrative Agent) to the Administrative Agent all Dividends and Distributions with respect to investment property, all interest, principal and all proceeds of the Collateral, in each case thereafter received by the Pledgor, all of which shall be held by the Administrative Agent as additional Collateral; and

          (b) after any Event of Default shall have occurred and be continuing and the Administrative Agent has notified the Pledgor of the Administrative Agent's intention to exercise its voting power under this clause,

               (i) that the Administrative Agent may exercise (to the exclusion of the Pledgor) the voting power and all other incidental rights of ownership with respect to any investment property constituting Collateral and the Pledgor hereby grants the Administrative Agent an irrevocable proxy, exercisable under such circumstances, to vote such investment property; and

               (ii) to promptly deliver to the Administrative Agent such additional proxies and other documents as may be necessary to allow the Administrative Agent to exercise such voting power.

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All Dividends, Distributions and proceeds which may at any time and from time to time be held by the Pledgor but which the Pledgor is then obligated to deliver to the Administrative Agent pursuant to the terms of this Pledge and Security Agreement, shall, until delivery to the Administrative Agent, be held by the Pledgor separate and apart from its other property in trust for the Administrative Agent. The Administrative Agent agrees that unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given the notice referred to in clause (b), the Pledgor will have the exclusive voting power with respect to any investment property constituting Collateral and the Administrative Agent will, upon the written request of the Pledgor, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by the Pledgor which are necessary to allow the Pledgor to exercise that voting power; provided that no vote shall be cast, or consent, waiver, or ratification given, or action taken by the Pledgor that would impair any such Collateral or be inconsistent with or violate any provision of any Loan Document.

     SECTION 4.5. Deposit Account. All amounts received by the Pledgor pursuant to each of Sections 7.2.6(g) and (h) of the Credit Agreement shall either (x) immediately be paid to Parentholdco and used (or deposited in trust to be used) as contemplated in Section 7.2.6(g) or (h), as applicable, or (y) be deposited (on the date received) in the Deposit Account and once so deposited shall only be withdrawn as follows:

          (i) with respect to amounts paid to the Pledgor pursuant to Section 7.2.6(g)(x) of the Credit Agreement, such amounts may be used to (x) so long as no Event of Default has occurred and is continuing, pay regularly scheduled cash interest when due on the Parentholdco Notes pursuant to the terms of the then outstanding Parentholdco Notes Indenture as in effect on the Amendment Effective Date in an amount equal to 10% per annum or be contributed to Parentholdco and used for such purpose, (y) make capital contributions to Holdings (and Pledgor shall cause Holdings to contribute such amount to U.S. Borrower) or (z) repay the Loans; provided that to the extent that amounts deposited into the Pledged Account exceed an amount equal to the next succeeding cash interest payment on the then outstanding Parentholdco Notes (calculated at the rate per annum for cash interest required to be paid on the Parentholdco Notes pursuant to the terms of the Parentholdco Notes Indenture as in effect on the Amendment Effective Date and assuming such succeeding interest payment shall occur within 180 days of the deposit of such amounts) (the "Interest Payment Amount") for ten
     (10) Business Days, such excess amounts shall immediately be applied by the Pledgor to make capital contributions to Holdings (and Pledgor shall cause Holdings to contribute such amount to U.S. Borrower) or to repay Loans;

          (ii) with respect to amounts paid to the Pledgor pursuant to Section 7.2.6(g)(y) of the Credit Agreement, such amounts may only be used to (x) make payments of the type described in such Section 7.2.6(g)(y), (y) make capital contributions to Parentholdco and used for such purpose or (z) repay Loans; provided that to the extent any such amounts, together with all other amounts in such account in excess of the Interest Payment Amount, are not used within ten (10) Business Days of the deposit thereof, such excess amounts immediately shall be applied by the Pledgor to make capital contributions to Holdings (and Pledgor shall cause Holdings to contribute such amount to U.S. Borrower) or to repay Loans; and

          (iii) with respect to amounts paid to the Pledgor pursuant to Section 7.2.6(h) of the Credit Agreement, such amounts may only be used to (x) pay the portion of the Transactions Dividend not previously paid (but not to exceed $34.3 million), (y) make capital contributions to Parentholdco and used for such purpose or (z) to repay Loans; provided that to the extent any such amounts, together with all other amounts in such account in excess of the Interest Payment Amount, are not used within ten (10) Business

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     Days of the deposit thereof, such excess amounts immediately shall be applied by the Pledgor to make capital contributions to Holdings (and Pledgor shall cause Holdings to contribute such amount to U.S. Borrower) or to repay Loans;

provided, further, that with respect to clauses (i)(x) and (ii)(x) above, such payments may only be made at the times described in the proviso to Section 7.2.6 of the Credit Agreement, and with respect to clauses (i)(x), (ii)(x) and (iii) above, the amount of such payments shall not exceed the amounts permitted to be used pursuant to Section 4.6 of the Superholdco Guaranty.

     SECTION 4.6. Further Assurances, etc. The Pledgor agrees that, from time to time at its own expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that the Administrative Agent may reasonably request, in order to perfect, preserve and protect any security interest granted or purported to be granted hereby or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, the Pledgor will:

          (a) from time to time upon the request of the Administrative Agent, promptly deliver to the Administrative Agent such stock powers, instruments and similar documents, reasonably satisfactory in form and substance to the Administrative Agent, with respect to such Collateral as the Administrative Agent may reasonably request and will, from time to time upon the request of the Administrative Agent after the occurrence and during the continuance of any Event of Default promptly transfer any securities constituting Collateral into the name of any nominee designated by the Administrative Agent;

          (b) deliver to the Administrative Agent and at all times keep pledged to the Administrative Agent pursuant hereto, on a first priority, perfected basis, at the reasonable request of the Administrative Agent, all investment property constituting Collateral, all Dividends and Distributions with respect thereto, and all proceeds and rights from time to time received by or distributable to the Pledgor in respect of any of the foregoing Collateral;

          (c) furnish to the Administrative Agent, from time to time at the Administrative Agent's request, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Administrative Agent may reasonably request; and

          (d) not permit any Lien (other Liens created pursuant to this Pledge and Security Agreement) to be incurred on any Deposit Account and shall cause any such Lien to promptly be removed.

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                                    ARTICLE V

                            THE ADMINISTRATIVE AGENT


     SECTION 5.1. Administrative Agent Appointed Attorney in Fact. The Pledgor hereby irrevocably appoints the Administrative Agent its attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Administrative Agent's discretion, following the occurrence and during the continuance of an Event of Default, to take any action and to execute any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes of this Pledge and Security Agreement, including:

         (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

         (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) above;

         (c) to file any claims or take any action or institute any proceedings which the Administrative Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Administrative Agent with respect to any of the Collateral; and

         (d)  to perform the affirmative obligations of the Pledgor hereunder.

The Pledgor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

     SECTION 5.2. Administrative Agent May Perform. If the Pledgor fails to perform any agreement contained herein within five Business Days after written notice from the Administrative Agent, the Administrative Agent may itself perform, or cause performance of, such agreement, and the expenses of the Administrative Agent incurred in connection therewith shall be payable by the Pledgor pursuant to Section 11.3 of the Credit Agreement.

     SECTION 5.3. Administrative Agent Has No Duty. The powers conferred on the Administrative Agent hereunder are solely to protect its interest (on behalf of the Secured Parties) in the Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral or responsibility for:
          (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any investment property, whether or not the Administrative Agent has or is deemed to have knowledge of such matters, or

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          (b)  taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

     SECTION 5.4. Reasonable Care. The Administrative Agent shall exercise reasonable care in the custody and preservation of all of the Collateral in its possession.

                                   ARTICLE VI

                                    REMEDIES


     SECTION 6.1. Certain Remedies. If any Event of Default shall have occurred and be continuing:

          (a) The Administrative Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral) and also may:

               (i) require the Pledgor to, and the Pledgor hereby agrees that it will, at its expense and upon request of the Administrative Agent forthwith, assemble all or part of the Collateral as directed by the Administrative Agent and make it available to the Administrative Agent at a place to be designated by the Administrative Agent which is reasonably convenient to both parties, and

               (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Administrative Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days prior notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (b) All cash proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral may, in the discretion of the Administrative Agent, be held by the Administrative Agent as collateral for, and/or then or at any time thereafter applied by the Administrative Agent against, all or any part of the Obligations as follows:

               (i) first, to the payment of all Obligations owing to the Administrative Agent, in its capacity as the Administrative Agent, including fees and expenses of counsel to the Administrative Agent;

               (ii) second, to the equal and ratable payment of Obligations, in accordance with each Secured Party's Obligations owing to it under or pursuant to the Credit Agreement or any other Loan Document, applied;

                    (A) first to fees and expense reimbursements then due to
               such Secured Party,

                    (B) second to interest due to such Secured Party,

                    (C) third to pay or prepay principal of the Loans owing to such Secured Party or to reduce the credit exposure of such Secured Party under such Rate Protection Agreement, as the case may be, and

                    (D) fourth to pay the remaining outstanding Obligations and
               Cash Collateralize all Letter of Credit Outstandings;

               (iii) third, without duplication of any amounts paid pursuant to clause (b)(ii) above, to the Indemnified Parties to the extent of any amounts owing pursuant to Section 11.4 of the Credit Agreement; and

               (iv) fourth, paid over to the Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

     For purposes of this Pledge and Security Agreement, the "credit exposure" at any time of any Secured Party with respect to a Rate Protection Agreement to which such Secured Party is a party shall be determined at such time in accordance with the customary methods of calculating credit exposure under similar arrangements by the counterparty to such arrangements, taking into account potential interest rate movements and the respective termination provisions and notional principal amount and term of such Rate Protection Agreement.

          (c) The Administrative Agent may:

               (i) transfer all or any part of the Collateral into the name of the Administrative Agent or its nominee, with or without disclosing that such Collateral is subject to the Lien hereunder,

               (ii) notify the parties obligated on any of the Collateral to make payment to the Administrative Agent of any amount due or to become due thereunder,

               (iii) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto,

               (iv) endorse any checks, drafts, or other writings in the Pledgor's name to allow collection of the Collateral,

               (v) take control of any proceeds of the Collateral, and

               (vi) execute (in the name, place and stead of the Pledgor) endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.

     SECTION 6.2. Securities Laws. If the Administrative Agent shall determine to exercise its right to sell all or any of the Collateral pursuant to Section 6.1, the Pledgor agrees that, upon request of the Administrative Agent, the Pledgor will, at its own expense:

          (a) execute and deliver, and cause (or, with respect to any issuer which is not a Subsidiary of the Pledgor, use its best efforts to cause) each issuer of the Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Administrative Agent, advisable to register such Collateral under the provisions of the Securities Act of 1933, as from time to time amended (the "Securities Act"), and cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the reasonable opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the SEC applicable thereto;

          (b) use its best efforts to exempt the Collateral under the state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of the Collateral, as requested by the Administrative Agent;

          (c) cause (or, with respect to any issuer which is not a Subsidiary of the Pledgor, use its best efforts to cause) each such issuer to make available to its security holders, as soon as practicable, an earnings statement that will satisfy the provisions of Section 11(a) of the Securities Act; and

          (d) do or cause to be done all such other acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law.

     SECTION 6.3. Compliance with Restrictions. The Pledgor agrees that in any sale of any of the Collateral whenever an Event of Default shall have occurred and be continuing, the Administrative Agent is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to Persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any Governmental Authority or official, and the Pledgor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Administrative Agent be liable nor accountable to the Pledgor for any discount allowed by reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

     SECTION 6.4. Protection of Collateral. The Administrative Agent may from time to time, at its option, perform any act which the Pledgor fails to perform after being requested in writing so to perform (it being understood that no such request need be given after the occurrence and during the continuance of a Default of the type described in Section 8.1.9 of the Credit Agreement) and the Administrative Agent may from time to time take any other action which the Administrative Agent reasonably deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein.

                                  ARTICLE VII

                            MISCELLANEOUS PROVISIONS


     SECTION 7.1. Loan Document. This Pledge and Security Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article XI thereof.

     SECTION 7.2. Binding on Successors, Transferees and Assigns; Assignment. This Pledge and Security Agreement shall remain in full force and effect until the Termination Date has occurred, shall be binding upon the Pledgor and its successors, transferees and assigns and shall inure to the benefit of and be enforceable by each Secured Party and its successors, transferees and assigns; provided that the Pledgor may not (unless otherwise permitted under the terms of the Credit Agreement) assign any of its obligations hereunder without the prior written consent of all Lenders.

     SECTION 7.3. Amendments, etc. No amendment to or waiver of any provision of this Pledge and Security Agreement, nor consent to any departure by the Pledgor from its obligations under this Pledge and Security Agreement, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent (on behalf of the Lenders or the Required Lenders, as the case may be, pursuant to Section 11.1 of the Credit Agreement) and the Pledgor and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     SECTION 7.4. Notices. All notices and other communications provided for hereunder shall be in writing or by facsimile and addressed, delivered or transmitted to the appropriate party at the address or facsimile number of such party specified in the Credit Agreement or at such other address or facsimile number as may be designated by such party in a notice to the other party. Any notice or other communication, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any such notice or other communication, if transmitted by facsimile, shall be deemed given when transmitted and electronically confirmed.

     SECTION 7.5. Release of Liens. Upon (a) the Disposition of Collateral in accordance with the Credit Agreement or (b) the occurrence of the Termination Date, the security interests granted herein shall automatically terminate with respect to (i) such Collateral (in the case of clause (a)) or (ii) all Collateral (in the case of clause (b)). Upon any such Disposition or termination, the Administrative Agent will, at the Pledgor's sole expense, deliver to the Pledgor, without any representations, warranties or recourse of any kind whatsoever, all Collateral held by the Administrative Agent hereunder, and execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination.

     SECTION 7.6. No Waiver; Remedies. In addition to, and not in limitation of
Section 2.5, no failure on the part of any Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     SECTION 7.7. Headings. The various headings of this Pledge and Security Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Pledge and Security Agreement or any provisions thereof.

     SECTION 7.8. Severability. Any provision of this Pledge and Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Pledge and Security Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

     SECTION 7.9. Governing Law, Entire Agreement, etc. THIS PLEDGE AND SECURITY AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. This Pledge and Security Agreement and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and thereof and supersede any prior agreements, written or oral, with respect thereto.

     SECTION 7.10. Counterparts. This Pledge and Security Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

                                                                    EXHIBIT 10.5


     IN WITNESS WHEREOF, each of the parties hereto has caused this Pledge and Security Agreement to be duly executed and delivered by its Authorized Officer as of the date first above written.


                                       AMH HOLDINGS, INC.





                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                       UBS AG, STAMFORD BRANCH,
                                         as Administrative Agent





                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:






                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                      S-2